                                                                   Exhibit 99(a)

                       KEYCORP STUDENT LOAN TRUST 1999-A
                         CERTIFICATEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 27, 2003

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)  $0.00
                                       --------------------
                                  (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)  $180,381.33              2.0400000%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000052        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     1.4000000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:             Not Applicable
                                                      --------------------

(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)  $0.00
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $ -
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $393,247,925.19
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:               $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $423,655.54
                                                                                    --------------------
            (2)   $ 12.2443798         , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:     $0.00
                                  --------------------
                                  $   -               , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:         $0.00
                                  --------------------
                                  $   -              , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                ---------------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------



(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:       ($59.52)
                                                                                              ---------------
       (b)  Delinquent Contracts                        # Disb.       %                $ Amount         %
                                                        -------       -                --------         -
            30-60 Days Delinquent                          604       1.85%           $ 7,572,473       2.23%
            61-90 Days Delinquent                          280       0.86%           $ 3,686,182       1.09%
            91-120 Days Delinquent                         255       0.78%           $ 3,645,182       1.07%
            More than 120 Days Delinquent                  471       1.44%           $ 6,503,346       1.91%
            Claims Filed Awaiting Payment                  206       0.63%           $ 1,610,915       0.47%
                                                        ------      -----            -----------       ----
               TOTAL                                     1,816       5.57%           $23,018,098       6.78%

(viii) Amount in the Reserve Account:            $1,297,500.00
                                                 --------------------

(ix)   Amount in the Prefunding Account:         $0.00
                                                 --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:      $0.00
                                                                          --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                          --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         8.42%
                                                                          ----------
       (b)  TERI Trigger Event has not occured.



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